                     TOYOTA MOTOR CREDIT CORPORATION
          Servicer's Certificate - Toyota Auto Lease Trust 1997-A
 Distribution Date of January 25, 2000 for the Colletion Period of December 1
                        through December 31, 1999




POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)   1,231,231,519.20
Discounted Principal Balance            1,231,231,519.20
Servicer Advance                             2,825,418.78
Servicer Payahead                            1,580,862.05
Number of Contracts                                56,340
Weighted Average Lease Rate                          7.66%
Weighted Average Remaining Term                      35.8
Servicing Fee Percentage                             1.00%

POOL DATA - CURRENT MONTH
Aggregate Net Investment Value             769,031,343.70
Discounted Principal Balance               749,164,301.67
Servicer Advances                            3,773,691.08
Servicer Pay Ahead Balance                   2,736,282.30
Maturity Advances Outstanding                     -
Number of Current Contracts                        44,224
Weighted Average Lease Rate                          7.65%
Weighted Average Remaining Term                       9.4


RESERVE FUND:
  Initial Deposit Amount                                                                                      30,780,787.98
  Specified Reserve Fund Percentage                                                                                    2.50%
  Specified Reserve Fund Amount                                                                               30,780,787.98
  Specified Reserve Fund Percentage (IF CONDITION I, II OR III MET)                                                    5.00%
  Specified Reserve Fund Amount (IF CONDITION I, II OR III MET)                                               61,561,575.96

                                                                               Class A           Class B         Total
                                                                                AMOUNT           AMOUNT          AMOUNT

  Beginning Balance                                                         29,553,131.73     1,227,656.25    30,780,787.98
  Withdrawal Amount                                                           (748,722.02)                      (748,722.02)
  Transferor Excess                                                            631,018.81                        631,018.81
                                                                           ------------------------------------------------
  Reserve Fund Balance Prior to Release                                     29,435,428.52     1,227,656.25    30,663,084.77
  Specified Reserve Fund Balance                                            29,553,131.73          -          30,780,787.98
  Release to Transferor                                                           -                -               -
                                                                           ------------------------------------------------
  Ending Reserve Fund Balance                                               29,435,428.52     1,227,656.25    30,663,084.77
  Cumulative Withdrawal Amount before Reimbursement from Transferror                                           1,328,355.05


LIQUIDATION OF CHARGEOFFS AND REPOSSESSIONS:                                       VEHICLES
                                                                                   --------
  Liquidated Contracts                                                               136
                                                                                   --------
  Discounted Principal Balance                                                                            2,366,601.97
  Net Liquidation Proceeds                                                                               (1,870,971.05)
  Recoveries - Previously Liquidated Contracts                                                              (49,726.89)
                                                                                                         -------------
  Aggregate Credit Losses for the Collection Period                                                         445,904.03
                                                                                                         =============
  Cumulative Credit Losses for all Periods                                                               15,449,335.99
                                                                                                         =============

  Repossessed in Current Period                                                      81


 RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                             Annualized Average
 FOR EACH COLLECTION PERIOD:                                                                          Charge-Off Rate
                                                                                                    ------------------
     Second Preceding Collection Period                                                                      0.24%
     First Preceding Collection Period                                                                       0.64%
     Current Collection Period                                                                               0.68%


 CONDITION (I) (CHARGE-OFF RATE)
 Three Month Average                                                                                         0.52%
 Charge-Off Rate Indicator ( > 1.25%)                                                            CONDITION NOT MET


-------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                     PERCENT          ACCOUNTS        PERCENT       ANIV
                                                          --------         --------        --------  -------------
  31-60 Days Delinquent                                   2.10%                930          1.94%    14,950,110.86
  61-90 Days Delinquent                                   0.16%                 71          0.15%     1,170,421.11
 Over 90 Days Delinquent                                  0.03%                 15          0.04%       322,256.61
                                                                           -------------             -------------
  Total Delinquencies                                                        1,016                   16,442,788.58
                                                                           =============             =============

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
-------------------------------------------------------------------------------------------------------------------
  Second Preceding Collection Period                                                                      0.11%
  First Preceding Collection Period                                                                       0.12%
  Current Collection Period                                                                               0.19%
-------------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                       0.14%
Delinquency Percentage Indicator ( > 1.25%)                                                   CONDITION NOT MET
-------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                 VEHICLES
  Matured Lease Vehicle Inventory Sold                        486                           7,347,472.97
  Net Liquidation Proceeds                                    ---                          (5,983,885.17)
                                                                             ---------------------------
  Net Residual Value (Gain) Loss                                                            1,363,587.80
                                                                             ===========================
  Cumulative Residual Value (Gain) Loss all periods                                        12,681,123.93
                                                                             ===========================


                                                                                    AVERAGE        AVERAGE
                                           NUMBER   SCHEDULED       SALE        NET LIQUIDATION    RESIDUAL
                                            SOLD    MATURITIES      RATIO          PROCEEDS         VALUE
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
  Second Preceding Collection Period        275         93          100.00%         14,019.64      16,220.26
  First Preceding Collection Period         357        506           70.55%         12,762.72      15,528.75
  Current Collection Period                 486       1,455          33.40%         12,312.52      15,328.59
  Three Month Average                                                               12,876.19      15,611.83
                                                                                 ---------------------------
Ratio of Three-Month Average Net Liquidation Proceeds to Average Residual Value                        82.48%
                                                                                 ---------------------------
-------------------------------------------------------------------------------------------------------------------



                                                                                     CURRENT PERIOD
                                                                                      AMOUNT/RATIO           TEST MET?
CONDITION (III) (RESIDUAL VALUE TEST)

a) Number of Vehicles Sold greater than 25% of Scheduled Maturities                           33.40%            YES

b) Number of Scheduled Maturities greater than 500                                            1,455             YES

c) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of Avg. Residual Values      82.48%             NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                      CONDITION NOT MET
-------------------------------------------------------------------------------------------------------------------

                     TOYOTA MOTOR CREDIT CORPORATION
          Servicer's Certificate - Toyota Auto Lease Trust 1997-A
 Distribution Date of January 25, 2000 for the Colletion Period of December 1
                        through December 31, 1999


-----------------------------------------------------------------------------------------------------------------------------
                                                                                    CERTIFICATE BALANCE
                                                                                    -------------------
                                                            Total              Percent                 Balance
-----------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                       98.00%
---------
  Interest Collections                                      5,935,148.94
  Net Investment Income Earned                                 130,820.49
  Non-recoverable Advances                                    (106,767.29)
                                                          ------------------
    Available Interest                                      5,959,202.14                             5,825,847.83
  Class A1, A2, A3 Notional Interest Accrual Amount        (3,830,614.58)                           (3,830,614.58)
  Unreimbursed A1, A2, A3 Interest Shortfall                           -
  Interest Accrual for Adjusted Class B Certificate Bal.      (415,406.25)                            (415,406.25)
  Class B Interest Carryover Shortfall                                  -
  Servicer's Fee                                              (668,839.10)                            (653,871.89)
  Capped Expenses                                              (24,065.00)                             (23,526.48)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                    -                                       -
  Uncapped Expenses                                                     -                                       -
                                                          ------------------                   ------------------
  Total Unallocated Interest                                  1,020,277.21                             902,428.63
  Excess Interest to Transferor                                                                       (902,428.63)
                                                          ------------------                   ------------------
  Net Interest Collections Available                          1,020,277.21                                      -
  Interest Collections Allocated to Losses                   (1,768,999.24)
  Accelerated Principal Distribution                                     -
                                                          ------------------
  Deposit to Reserve Fund                                                -
                                                          ------------------
  Withdrawal from Reserve Fund                                   748,722.02
Loss Reimbursement from Transferor Principal                     631,018.81
                                                          ------------------
Net Withdrawal from Reserve Fund                                (117,703.21)

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                         (1,809,491.83)                        (1,768,999.24)
  Loss Reimbursement from Transferor Interest                  1,768,999.24                           1,768,999.24
  Loss Reimbursement from Transferor Principal                            -                                     -
  Loss Reimbursement from Reserve Fund
                                                          ------------------                     ------------------
  Ending Certificate Principal Loss Amount                       (40,492.59)                                    -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                       -
  Current increase (decrease)                                             -
                                                          ------------------
  Ending Balance                                                          -
                                                          ------------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                       -
  Current increase (decrease)                                             -
                                                          ------------------
  Ending Balance                                                          -
                                                          ------------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                       -
  Current increase (decrease)                                             -
                                                          ------------------
  Ending Balance                                                          -
                                                          ------------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                       -
  Current increase (decrease)                                             -
                                                          ------------------
                                                                          -
  Ending Balance                                          ------------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                           -                                      -
  Allocations - Current Period                                32,904,059.16                          32,904,059.16
  Allocations - Accelerated Principal Distribution                        -                                      -
  Allocations - Not Disbursed Beginning of Period             11,953,727.22                          11,953,727.22
  Allocations - Not Disbursed End of Period                   44,857,786.38                          44,857,786.38
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                           -                                     -
  Allocations - Current Period                                 4,246,020.83                           4,246,020.83
  Allocations - Not Disbursed Beginning of Period             12,738,062.49                          12,738,062.49
  Allocations - Not Disbursed End of Period                   16,984,083.32                          16,984,083.32
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to (Withdrawal from) Reserve Fund               (117,703.21)
  Due To Trust                                                37,019,259.50                          37,019,259.50
                                                          ------------------                     ------------------
                                                          ------------------                     ------------------
  Total Due To Trust                                          36,901,556.29                          37,019,259.50
---------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                        CLASS A1         CLASS A2          CLASS A3
                                                                        --------         --------          --------
                                                                        Balance          Balance            Balance
----------------------------------------------------------------------------------------------------------------------------------
INTEREST:
---------
  Interest Collections
  Net Investment Income Earned
  Non-recoverable Advances
    Available Interest                                                         -          4,737,966.91     540,154.77
  Class A1, A2, A3 Notional Interest Accrual Amount                            -         (3,439,583.33)   (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses
  Total Unallocated Interest
  Excess Interest to Transferor
  Net Interest Collections Available
  Interest Collections Allocated to Losses
  Accelerated Principal Distribution
  Deposit to Reserve Fund
  Withdrawal from Reserve Fund
Loss Reimbursement from Transferor Principal
Net Withdrawal from Reserve Fund

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount
  Loss Reimbursement from Transferor Interest
  Loss Reimbursement from Transferor Principal
  Loss Reimbursement from Reserve Fund
  Ending Certificate Principal Loss Amount
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                -
  Allocations - Current Period                                                 -         32,904,059.16
  Allocations - Accelerated Principal Distribution                             -                     -
  Allocations - Not Disbursed Beginning of Period                              -         11,953,727.22
  Allocations - Not Disbursed End of Period                                    -         44,857,786.38              -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                -                     -              -
  Allocations - Current Period                                                 -          3,439,583.33     391,031.25
  Allocations - Not Disbursed Beginning of Period                              -         10,318,749.99   1,173,093.75
  Allocations - Not Disbursed End of Period                                    -         13,758,333.32   1,564,125.00
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to (Withdrawal from) Reserve Fund
  Due To Trust                                                                 -         36,236,897.18     379,083.99
                                                               ---------------------    -----------------------------
  Total Due To Trust                                                           -         36,236,897.18     379,083.99
-----------------------------------------------------------------------------------------------------------------------------------



                                                                ----------------------------------------------------------------
                                                                   CLASS B                             TRANSFEROR INTEREST
                                                                   -------                             -------------------
                                                                    Balance                      Interest               Principal
                                                                ----------------------------------------------------------------
INTEREST:                                                                                               2.00%
---------
  Interest Collections
  Net Investment Income Earned
  Non-recoverable Advances
    Available Interest                                               548,322.06                    133,354.31
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal             (415,406.25)
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                                                   (14,967.20)
  Capped Expenses                                                                                     (538.52)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                                                         -
                                                                                                -------------
  Total Unallocated Interest                                                                       117,848.59
  Excess Interest to Transferor                                                                    902,428.63
                                                                                                -------------
  Net Interest Collections Available                                                             1,020,277.22
  Interest Collections Allocated to Losses                                                      (1,768,999.24)
  Accelerated Principal Distribution                                                                        -
                                                                                                -------------
  Deposit to Reserve Fund                                                                         (748,722.02)
                                                                                                -------------
  Withdrawal from Reserve Fund
Loss Reimbursement from Transferor Principal
Net Withdrawal from Reserve Fund

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                             (1,768,999.24)                                        (40,492.59)
  Loss Reimbursement from Transferor Interest                      1,768,999.24                 (1,768,999.24)
  Loss Reimbursement from Transferor Principal                                -
  Loss Reimbursement from Reserve Fund
                                                                                                -----------------------------------
  Ending Certificate Principal Loss Amount                                                      (1,768,999.24)          (40,492.59)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                                ------------------------------------------------
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                                   -                             -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                               -                             -
  Allocations - Current Period                                       415,406.25                             -
  Allocations - Not Disbursed Beginning of Period                  1,246,218.75                             -
  Allocations - Not Disbursed End of Period                        1,661,625.00                             -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to (Withdrawal from) Reserve Fund                                                           -
  Due To Trust                                                       403,278.34                                                  -
                                                                ---------------                 -----------------------------------
  Total Due To Trust                                                 403,278.34                             -                    -


                     TOYOTA MOTOR CREDIT CORPORATION
          Servicer's Certificate - Toyota Auto Lease Trust 1997-A
 Distribution Date of January 25, 2000 for the Colletion Period of December 1
                        through December 31, 1999




-----------------------------------------------------------------------------------------------------------------------------------
                                                                           CERTIFICATE BALANCE
                                                                           -------------------
                                                       Total           Percent            Balance        Percent
-----------------------------------------------------------------------------------------------------------------------------------

          ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)            1,231,231,519.20
Discounted Principal Balance                     1,231,231,519.20
Initial Notional/Certificate Balance                            -       100.00%       1,206,600,000.00     33.98%
Percent of ANIV                                                                                  98.00%
Certificate Factor                                                                            1.0000000
Notional/Certificate Rate
Targeted Maturity Date
Servicer Advance                                     2,825,418.78
Servicer Payahead                                    1,580,862.05
Number of Contracts                                        56,340
Weighted Average Lease Rate                                  7.66%
Weighted Average Remaining Term                              35.8
Servicing Fee Percentage                                     1.00%

POOL DATA PRIOR MONTH

Aggregate Net Investment Value                   802,606,914.27
Discounted Principal Balance                     791,155,852.68

Notional/Certificate Balance                                                            796,600,000.00
Adjusted Notional/Certificate Balance                                                   784,646,272.78
Percent of ANIV                                                                                  97.76%
Certificate Factor                                                                           1.0000000
Servicer Advances                                    3,628,776.09
Servicer Pay Ahead Balance                           2,764,619.25
Maturity Advances Outstanding                                   -
Number of Current Contracts                                45,763
Weighted Average Lease Rate                                  7.66%
Weighted Average Remaining Term                              10.2

POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value                   769,031,343.70
  Discounted Principal Balance                     749,164,301.67
  Notional/Certificate Balance                                                          796,600,000.00
  Adjusted Notional/Certificate Balance                                                 751,742,213.62
  Percent of ANIV                                                                                97.75%
  Certificate Factor                                                                         1.0000000
  Servicer Advances                                  3,773,691.08
  Servicer Pay Ahead Balance                         2,736,282.30
  Maturity Advances Outstanding
  Number of Current Contracts                              44,224
  Weighted Average Lease Rate                                7.65%
  Weighted Average Remaining Term                             9.4

Prior Certificate Interest Payment Date        September 27, 1999
Next Certificate Interest Payment Date             March 27, 2000

-----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS A1                                 CLASS A2
                                                               --------                                 --------
                                                       Balance             Percent          Balance                    Percent
-----------------------------------------------------------------------------------------------------------------------------------

          ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                 410,000,000.00       53.87%        650,000,000.00                 6.03%
Percent of ANIV                                               33.30%                            52.79%
Certificate Factor                                        1.0000000                          1.0000000
Notional/Certificate Rate                                      6.20%                              6.35%
Targeted Maturity Date                           September 27, 1999                 September 25, 2000
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance

Notional/Certificate Balance                                      -                     650,000,000.00
Adjusted Notional/Certificate Balance                             -                     638,046,272.78
Percent of ANIV                                                   -                              79.51%
Certificate Factor                                                -                          1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                    -                     650,000,000.00
  Adjusted Notional/Certificate Balance                                                 605,142,213.62
  Percent of ANIV                                                                                78.69%
  Certificate Factor                                              -                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date

-----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A3                        CLASS B               TRANSFEROR INTEREST
                                                     --------                        -------               -------------------
                                             Balance            Percent                  Balance                  Balance
-----------------------------------------------------------------------------------------------------------------------------------

          ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance       72,750,000.00          6.12%                  73,850,000.00               24,631,519.20
Percent of ANIV                                     5.91%                                         6.00%                       2.00%
Certificate Factor                             1.0000000                                     1.0000000
Notional/Certificate Rate                           6.45%                                         6.75%
Targeted Maturity Date                    March 26, 2001                            September 25, 2001
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance

Notional/Certificate Balance              72,750,000.00                                  73,850,000.00               17,960,641.49
Adjusted Notional/Certificate Balance     72,750,000.00                                  73,850,000.00               17,960,641.49
Percent of ANIV                                    9.06%                                          9.20%                       2.24%
Certificate Factor                            1.0000000                                      1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance            72,750,000.00                                  73,850,000.00               17,289,130.08
  Adjusted Notional/Certificate Balance   72,750,000.00                                  73,850,000.00               17,289,130.08
  Percent of ANIV                                  9.46%                                          9.60%                       2.25%
  Certificate Factor                          1.0000000                                      1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date

-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                                            VEHICLES

Principal Collections                                                                                 9,219,712.06
Prepayments in Full                                                            904                  14,406,326.50
                                                                               ---
Reallocation Payment                                                            13                       235,457.07
                                                                                --
Interest Collections                                                                                  5,935,148.94
Net Liquidation Proceeds and Recoveries                                                               1,920,697.94
Net Liquidation Proceeds - Vehicle Sales                                                              5,983,885.17
Non-Recoverable Advances                                                                                (106,767.29)
                                                                                               ------------------------
Total Available                                                                                     37,594,460.39

-----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                    Amount                               Annual Amount
                                                        -------------------------              ----------------------------


   Total Capped and Uncapped Expenses Paid                            24,065.00                                336,910.00
   Capped and Uncapped Expenses Due                                          -                                          -
SERVICER'S FEE DUE:

   Servicer's Fee Paid                                               668,839.10
   Servicer's Fee Balance Due                                                 -
 SUPPLEMENTAL SERVICER'S FEES                                         91,220.92

---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                               VEHICLES                                 AMOUNT
  Beginning Unreinvested Principal Collections
  Principal Collections & Liquidated Contracts
  Allocation to Subsequent Contracts

                                                                                               ----------------------------

  Ending Unreinvested Principal Collections                                                                             -

---------------------------------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
------------------------------
Holly Pearson, Treasury Operations Manager